                                                                    EXHIBIT 99.1

                            AMERICREDIT CORPORATION

                         COMPOSITION OF THE RECEIVABLES
                               2001-D Initial Cut


                                                            New                            Used                     Total
                                               ------------------------------   --------------------------   -----------------------

Aggregate Principal Balance (1)                            $325,844,546.25             $574,154,412.79        $899,998,959.04

Number of Receivables in Pool                                       16,960                      40,415                 57,375

Percent of Pool by Principal Balance                                 36.20%                      63.80%

Average Principal Balance                                       $19,212.53                  $14,206.47             $15,686.26
     Range of Principal Balances                    ($303.67 to $59,993.66)     ($278.64 to $56,757.04)

Weighted Average APR (1)                                             16.86%                      18.62%                 17.99%
     Range of APRs                                         (8.95% to 27.95%)           (8.95% to 32.00%)

Weighted Average Remaining Term                                         66                          60                     62
     Range of Remaining Terms                              (3 to 72 months)            (3 to 72 months)

Weighted Average Original Term                                          67                          62                     64
     Range of Original Terms                              (24 to 72 months)           (12 to 72 months)

----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


          DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE


                                       Aggregate Principal
                                       Balance as of Cutoff    Percent of Aggregate        Number of          Percent of Number of
       APR Range (1)                        Date (1)           Principal Balance (2)      Receivables           Receivables (2)
--------------------------           -----------------------   ----------------------   -----------------   ------------------------

8.000% to 8.999%                            208,516                 0.02%                     12                      0.02%
9.000% to 9.999%                          6,007,993                 0.67%                     287                     0.50%
10.000% to 10.999%                        8,880,853                 0.99%                     406                     0.71%
11.000% to 11.999%                       11,126,599                 1.24%                     519                     0.90%
12.000% to 12.999%                       34,646,322                 3.85%                    1,678                    2.92%
13.000% to 13.999%                       33,933,929                 3.77%                    1,776                    3.10%
14.000% to 14.999%                       54,555,823                 6.06%                    2,842                    4.95%
15.000% to 15.999%                       81,955,766                 9.11%                    4,325                    7.54%
16.000% to 16.999%                      102,148,439                11.35%                    5,513                    9.61%
17.000% to 17.999%                      174,138,670                19.35%                   10,418                   18.16%
18.000% to 18.999%                       98,352,604                10.93%                    6,825                   11.90%
19.000% to 19.999%                       82,628,997                 9.18%                    5,664                    9.87%
20.000% to 20.999%                       85,948,631                 9.55%                    6,541                   11.40%
21.000% to 21.999%                       59,926,998                 6.66%                    4,857                    8.47%
22.000% to 22.999%                       33,135,010                 3.68%                    2,745                    4.78%
23.000% to 23.999%                       21,473,487                 2.39%                    1,912                    3.33%
24.000% to 24.999%                        8,954,478                 0.99%                     860                     1.50%
25.000% to 25.999%                        1,335,613                 0.15%                     126                     0.22%
26.000% to 26.999%                          331,259                 0.04%                     33                      0.06%
27.000% to 27.999%                          136,716                 0.02%                     16                      0.03%
28.000% to 28.999%                          109,104                 0.01%                     13                      0.02%
29.000% to 29.999%                           54,548                 0.01%                      6                      0.01%
30.000% to 32.999%                            8,604                 0.00%                      1                      0.00%
                                     -----------------------   ----------------------   -----------------   ------------------------

TOTAL                                  $899,998,959                100.00%                  57,375                   100.00%
                                     =======================   ======================   =================   ========================

----------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)   Percentages may not add to 100% because of rounding.

                             AMERICREDIT CORPORATION

       DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                               2001-D Initial Cut


                                Aggregate Principal
                                Balance as of Cutoff   Percent of Aggregate           Number of         Percent of Number of
          State                         Date           Principal Balance (1)          Receivables         Receivables (1)
----------------------------    --------------------   ---------------------    ---------------------   -----------------------

Alabama                             13,740,239.24                 1.53%                   856                 1.49%
Arizona                             31,043,720.50                 3.45%                  1,916                3.34%
California                         131,446,706.51                14.61%                  7,931               13.82%
Colorado                            12,240,437.86                 1.36%                   750                 1.31%
Connecticut                          9,352,116.09                 1.04%                   635                 1.11%
Delaware                             3,658,179.68                 0.41%                   228                 0.40%
District of Columbia                 1,628,475.77                 0.18%                   102                 0.18%
Florida                             74,163,993.64                 8.24%                  4,613                8.04%
Georgia                             35,384,661.94                 3.93%                  2,200                3.83%
Idaho                                1,558,979.37                 0.17%                   112                 0.20%
Illinois                            32,259,469.88                 3.58%                  2,076                3.62%
Indiana                             15,019,754.89                 1.67%                   971                 1.69%
Iowa                                 3,118,957.82                 0.35%                   203                 0.35%
Kansas                               6,961,765.65                 0.77%                   419                 0.73%
Kentucky                            11,517,230.45                 1.28%                   801                 1.40%
Louisiana                           15,119,541.31                 1.68%                   900                 1.57%
Maine                                3,193,926.45                 0.35%                   249                 0.43%
Maryland                            20,492,634.66                 2.28%                  1,236                2.15%
Massachusetts                       12,837,149.99                 1.43%                   918                 1.60%
Michigan                            22,741,573.89                 2.53%                  1,471                2.56%
Minnesota                           11,200,696.10                 1.24%                   705                 1.23%
Mississippi                          5,549,894.06                 0.62%                   332                 0.58%
Missouri                            11,016,141.07                 1.22%                   747                 1.30%
Nebraska                             2,147,725.59                 0.24%                   134                 0.23%
Nevada                              13,978,418.87                 1.55%                   845                 1.47%
New Hampshire                        2,249,744.20                 0.25%                   176                 0.31%
New Jersey                          30,879,623.42                 3.43%                  2,075                3.62%
New Mexico                           5,591,830.24                 0.62%                   352                 0.61%
New York                            41,080,283.00                 4.56%                  2,793                4.87%
North Carolina                      25,660,732.14                 2.85%                  1,641                2.86%
Ohio                                34,392,084.26                 3.82%                  2,404                4.19%
Oklahoma                             7,767,315.22                 0.86%                   539                 0.94%
Oregon                               4,150,446.92                 0.46%                   288                 0.50%
Pennsylvania                        38,703,740.38                 4.30%                  2,664                4.64%
Rhode Island                         2,807,819.25                 0.31%                   212                 0.37%
South Carolina                       9,259,597.11                 1.03%                   613                 1.07%
Tennessee                           13,888,295.59                 1.54%                   907                 1.58%
Texas                              119,053,341.25                13.23%                  7,074               12.33%
Utah                                 4,368,328.10                 0.49%                   291                 0.51%
Vermont                              2,019,711.71                 0.22%                   146                 0.25%
Virginia                            19,749,372.34                 2.19%                  1,391                2.42%
Washington                          14,941,516.11                 1.66%                   982                 1.71%
West Virginia                        5,084,593.47                 0.56%                   354                 0.62%
Wisconsin                           12,501,498.92                 1.39%                   819                 1.43%
Wyoming                              1,068,211.99                 0.12%                   69                  0.12%
Other (2)                            3,408,482.14                 0.38%                   235                 0.41%
                                --------------------   ---------------------    ---------------------   -----------------------

TOTAL                             $899,998,959.04                100.00%                57,375               100.00%
                                ====================   =====================    =====================   =======================

----------
(1)   Percentages may not add to 100% because of rounding.
(2)   States with principal balances less than $1,000,000.